SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 –	OTHER EVENTS

Item 8.01	Other Events.

On August 13, 2010, The Empire District Electric Company (the Company) issued a press release announcing that it believes the Plum Point Generating Station located at Osceola, Arkansas, has successfully completed the in-service criteria established by the Missouri Public Service Commission (MPSC) before the August 15 deadline. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

SECTION 9 –	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:
Exhibit No.	Description

99.1	Press Release, dated August 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

		By:	/s/	Ronald F. Gatz
			Name:	Ronald F. Gatz
			Title:	Vice President and Chief Operating Officer - Gas

Dated:	August 13, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated August 13, 2010.

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